THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY
APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
                               STAR E MEDIA CORP.


                             SECURED PROMISSORY NOTE


$230,000.00                                                  DECEMBER  27,  2002
-----------
(PRINCIPAL)


1.     AGREEMENT  TO  PAY.
       -------------------
       FOR  VALUE  RECEIVED  Star   E   Media   Corp.,   a   Nevada  corporation
(hereinafter referred to from time-to-time as "STRE" or "Borrower") unconditionally promises to pay to David A. Rapaport ("Payee") as agent for the lenders listed on Schedule A attached hereto (hereinafter referred to as "Lender" or "Lenders"), at 333 Sandy Springs Circle, Suite 230, Atlanta, Georgia 30328 (or at such other address as Payee may, from time to time, designate in writing) the amount of $230,000 or such lesser amount as may be outstanding hereunder, on June 27, 2003 (Maturity Date) plus (a) commencing immediately, interest at the rate of 6% per annum, calculated on the basis of a year of 365 days, until the earlier of the Maturity Date or acceleration (in the event of default) of this Note; and thereafter at the rate of 35% per annum (retroactive to December 27, 2002).

       Borrower shall have the right to extend the Maturity Date for one (1) sixty-day (60) period in the event Bathgate Capital Partners, LLC, as Placement Agent, has not produced at least $1,000,000 in financing by the Maturity Date. Borrower shall notify Payee in writing within five (5) days following the Maturity Date that it has exercised its right to such sixty-day (60) extension.

THIS  NOTE  MAY  BE  PREPAID  IN  WHOLE  OR IN PART AT ANY TIME WITHOUT PENALTY.

2.     SECURITY
       --------
       Payment of all amounts due under this Note is secured by all assets of the Borrower, including without limitation: (a) all accounts, contracts, contract rights, general intangibles, including but not limited to multi-language, bilingual localization of licensed titles and content; and (b) all cash and non-cash proceeds of all of the foregoing (including insurance proceeds). This security interest is subject to the terms of a Security Agreement dated the date hereof between Borrower and Payee, the terms of which are incorporated herein and made a part hereof.

3.     EVENTS  OF  DEFAULT.
       --------------------
      The occurrence of any one of the following events shall constitute an "Event of Default."

       A. Failure of Borrower to pay principal and/or interest on the Maturity Date or any extension thereof.

       B.   The  Borrower  makes  an  assignment  for  the benefit of creditors.

       C. The Borrower files a petition(s) in bankruptcy or is adjudicated bankrupt or insolvent, or files a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future applicable federal, state or other statute or law.

       D. The Borrower seeks or consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part of their respective property.

E.     The  Borrower  is  in  material  default  of  the  Security  Agreement.

4.     REMEDIES.
       ---------
       Upon the occurrence of any Event of Default, at the election of Payee, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. Payee shall not, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth therein. The rights, remedies and powers of the Payee as provided in this Note are cumulative and concurrent, and may be pursued singly, successively, or together against the Borrower, all at the sole discretion of Payee.

5.     WAIVER  OF  RIGHTS.
       -------------------
       Borrower hereby waives freely and voluntarily any and all defense, counterclaim, and set-off that it may have in connection with this Note. BORROWER FURTHER WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH THIS NOTE AND THE LOAN EVIDENCED HEREBY. Borrower further acknowledges it has been represented by counsel in connection with this Note.

6.     GOVERNING  LAW.
       ---------------
       This   Note  shall  be  governed   and   controlled   as   to   validity,
enforcement, interpretation, construction, and effect, and in all other respects, by the laws of the State of Nevada without reference to rules governing choice of law.

7.     VENUE  AND  SERVICE  OF  PROCESS.
       ---------------------------------
       Borrower agrees that all actions or proceedings in any way arising out of or related to this Note may be litigated in courts having situs in Fulton County, Georgia, including the United States District Court. Borrower consents to the personal jurisdiction of such courts and agrees that process may be served by certified mail or overnight courier in any action or proceedings in any way arising out of or related to this Note.

8.     TIME  OF  THE  ESSENCE.
       -----------------------
       Time is of he essence to this Note and failure to timely perform is a material default.

9.     WARRANTY.
       ---------
       Borrower warrants that a true and correct copy of a corporate resolution authorizing the execution of this Note and the Security Agreement has been provided to Payee.

10.    ATTORNEYS'  FEES.
       -----------------
       Borrower agrees to pay all costs, expenses, and reasonable attorneys' fees paid or incurred by Payee in connection with any collection or enforcement proceedings, including defenses or counterclaims, regarding this Note.

11.    SEVERABILITY.
       -------------
       If any provision of this Note is held by an administrative agency or court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be fully severable. The effect of such holding shall be confined to the provision held to be illegal, invalid or unenforceable, and shall not impair or invalidate the remainder of this Note.

12.    OTHER  GENERAL  AGREEMENTS.
       ---------------------------
       A. Borrower agrees that the Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, et seq.

       B. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

       C. Payee and the Lenders shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Borrower or of any lessee, operator, concessionaire or licensee of Borrower in the conduct of its business. Borrower agrees to indemnify, defend, and hold Payee and/or Lenders harmless from and against any and all damages, costs, expenses and liability that may be incurred by Payee and/or Lenders as the result of a claim that Payee and/or Lenders is such partner, joint venturer, agent or associate.

       D. If the interest provisions of this Note shall result at any time during the term of this Note in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to this Note, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied to principal immediately upon receipt of such monies by Payee, with the same force and effect as though Payee has specifically designated such extra sums to be so applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment.

       E. Payee and/or any Lender may at any time assign its rights in this Note or any part thereof subject to compliance with applicable federal and state securities laws. Borrower may not assign its interest in this Note either voluntarily or by operation of law without the prior written consent of Payee.

       IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.

Star  E  Media  Corp.


By:  /s/ E. G. Gene Abbadessa
     -----------------------------------------
     E.G.  Gene  Abbadessa,  President  &  COO



ATTEST:

      /s/ Brian A. Lebrecht
      ----------------------------------------
       Attorney-in-fact
      ----------------------------------------
                 (Name  &  Title)


                                                  EXHIBIT  A
                                                      To
                                           Star E Media Corporation
                                  December 27, 2002 Secured Promissory Note



Lender . . . . . . . . . . . .  Address                     Phone #         Fax #           Principal Amount
                                --------------------------  --------------  --------------  -----------------

Howard Commander . . . . . . .  Box 635                     (518) 794-9606  (518) 794-7889  $         100,000
                                County Route 34
                                New Lebanon, NY
                                12125

Stephen W. Garber. . . . . . .  780 Tanglewood Trail        (404) 256-4165  (404) 256-4980  $          50,000
                                Atlanta, GA  30327

Scott W. Ryan. . . . . . . . .  920 Ford Street             (610) 828-2650  (610) 828-2645  $          30,000
                                Suite 200
                                West Conshohocken,
                                PA  19428

Susan Kaplan . . . . . . . . .  1432 Autumn Road            (215) 884-0518  (215) 576-1876  $          25,000
                                Rydal, PA  19046

Sandra Rapaport. . . . . . . .  435 Watergate Way
                                Roswell, GA  30076          (770) 587-2244  (770) 587-2487  $          15,000


Donald J. Zadeck . . . . . . .  401 Edwards Street
                                Suite 900
                                Shreveport, LA
                                71101-5510                  (318) 227-1330  (318) 425-8432  $          10,000
